Provisions - Summary of Net Defined Benefit Liability and Components (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Disclosure of net defined benefit liability (asset) [Abstract]
Beginning balance	$ (562)	$ (477)	$ (483)
Current service cost	(925)	(65)	(54)
Interest cost	(24)	(9)	(7)
Actuarial gains and losses	(515)	(31)	(16)
Reclassification/CTA	168	20	83
Ending balance	$ (2,194)	$ (562)	$ (477)